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                             FORM 8-K

                          CURRENT REPORT


                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) June 18, 1997



Commission        Registrant; State of Incorporation;     IRS Employer
File Number          Address; and Telephone Number     Identification No


1-9513                    CMS ENERGY CORPORATION        38-2726431
                         (A Michigan Corporation)
                     Fairlane Plaza South, Suite 1100
                           330 Town Center Drive
                          Dearborn, Michigan 48126
                               (313) 436-9261


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ITEM 5.  OTHER EVENTS.

On June 20, 1997, CMS Energy Corporation (the "Corporation") entered into an Indenture dated as of June 1, 1997 and a First Supplemental Indenture dated as of June 20, 1997 between CMS Energy Corporation and The Bank of New York , as Trustee, pursuant to which the Corporation sold $177,835,100 aggregate principal amount of convertible subordinated debentures (the "Debentures"). The Debentures were sold to an affiliated trust, CMS Energy Trust I, which issued $172,500,000 of 7-3/4% convertible quarterly income preferred securities pursuant to the terms of a Placement Agreement dated as of June 18, 1997. Such Indenture, First Supplemental Indenture and Placement Agreement are attached hereto as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(1) Placement Agreement dated June 18, 1997 among CMS Energy Trust I; CMS Energy Corporation; Franklin Income Fund, Franklin Utilities Fund, Franklin Valuemark Utility Equity Fund, Franklin Valuemark Income Securities Fund, Franklin Global Utilities Fund, Franklin Equity Income Fund, Franklin AGE High Income Fund, Franklin Multi-Income Trust, Franklin Universal Trust, Franklin Convertible Securities Fund; Goldman Sachs & Company; Merrill Lynch, Pierce, Fenner & Smith Incorporated; and Morgan Stanley & Co., as Representatives of the several Agents named in Schedule II thereto.

(4a) Indenture dated as of June 1, 1997 between CMS Energy Corporation and The Bank of New York, as Trustee.

(4b) First Supplemental Indenture dated as of June 20, 1997 between CMS Energy Corporation and The Bank of New York, as Trustee.
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                            SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.






                                    CMS ENERGY CORPORATION



Dated: July 01, 1997                By: /s/ A. M. Wright
                                       -------------------------------
                                       Alan M. Wright
                                       Senior Vice President,
                                         Chief Financial Officer
                                         and Treasurer
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                           EXHIBIT INDEX


Exhibit
Number


(1) Placement Agreement dated June 18, 1997 among CMS Energy Trust I; CMS Energy Corporation; Franklin Income Fund, Franklin Utilities Fund, Franklin Valuemark Utility Equity Fund, Franklin Valuemark Income Securities Fund, Franklin Global Utilities Fund, Franklin Equity Income Fund, Franklin AGE High Income Fund, Franklin Multi-Income Trust, Franklin Universal Trust, Franklin Convertible Securities Fund; Goldman Sachs & Company; Merrill Lynch, Pierce, Fenner & Smith Incorporated; and Morgan Stanley & Co., as Representatives of the several Agents named in Schedule II thereto.

(4a) Indenture dated as of June 1, 1997 between CMS Energy Corporation and The Bank of New York, as Trustee.

(4b) First Supplemental Indenture dated as of June 20, 1997 between CMS Energy Corporation and The Bank of New York, as Trustee.

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